UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 14, 2017
(Date of earliest event reported)

Halyard Health, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36440	46-4987888
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5405 Windward Parkway Suite 100 South Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (678) 425-9273

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05    Costs Associated with Exit or Disposal Activities
On December 14, 2017, the Board of Directors of Halyard Health, Inc. (the “Company”) approved the initial phase of a multi-year restructuring plan (the “Plan”) in conjunction with the Company’s previously announced anticipated divestiture of its Surgical and Infection Prevention (“S&IP”) business as described in the Company’s Form 8-K filed on November 1, 2017 (the “Divestiture”). The initial phase of the Plan is intended to align our organizational and management structure with the Company’s remaining Medical Devices business.
We expect to incur between $8 million and $10 million of pre-tax costs, of which $6 million to $7 million is for employee retention, severance and benefits and the remaining $2 million to $3 million is for third-party services and other related costs. These are cash costs that will be incurred as we execute the initial phase of the Plan, which we expect to substantially complete by the end of 2019. We expect savings between $11 million and $13 million on an annualized basis once the initial phase of the Plan is completed.
The Company is also investigating options for restructuring and enhancing its:

•	information technology systems (“ITS”) in anticipation of the separation of the S&IP business following the closing of the Divestiture in 2018, and

•	supply chain and go-to-market model to eliminate stranded costs resulting from the Divestiture.
The Company will disclose the details of the ITS, supply chain and go-to-market restructurings at such time as the Board approves those additional phases of the Plan.
Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
On December 14, 2017, the Company’s Board of Directors amended and restated its by-laws to enable the Company to have more than one position with the title of President. The amended by-laws are effective as of December 14, 2017.
Item 9.01    Financial Statements and Exhibits

d.	Exhibits
The following exhibit is filed with this Current Report on Form 10-Q:

Exhibit Number	Description
3.2	Third Amended and Restated By-Laws of Halyard Health, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALYARD HEALTH, INC.

Date:	December 20, 2017	By:	/s/ S. Ross Mansbach
S. Ross Mansbach Vice President, Deputy General Counsel and Corporate Secretary